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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    JUNE 11, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



                  DELAWARE                                 1-12387                          76-0515284
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)




     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
       (Address of Principal Executive Offices)                (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On June 11, 2003, Tenneco Automotive Inc. announced the pricing of a private offering of $350,000,000 of Senior Secured Notes which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.             Description
99.1                    Press release dated June 11, 2003.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TENNECO AUTOMOTIVE INC.


Date:  June 11, 2003                        By:  /s/ MARK A. McCOLLUM
                                                 -------------------------------
                                                     Mark A. McCollum
                                                 Senior Vice President and Chief
                                                 Financial Officer



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EXHIBIT INDEX

         Exhibit     Description
         Number

         99.1        Press Release dated June 11, 2003.